Supplement dated October 2, 2006
                  to the Prospectuses dated December 23, 2005
                                      of

                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.
               MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.


         On September 29, 2006, BlackRock, Inc. ("BlackRock") consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.'s investment management business combined with that of BlackRock to create a new independent company that is one of the world's largest asset management firms with over $1 trillion in assets under management. The combined company offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. The new company has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. As a result of the completion of this transaction, effective September 29, 2006 Merrill Lynch Senior Floating Rate Fund, Inc. has changed its name to "BlackRock Senior Floating Rate Fund, Inc." and Merrill Lynch Senior Floating Rate Fund II, Inc. has changed its name to "BlackRock Senior Floating Rate Fund II, Inc."

         As of September 29, 2006, BlackRock Advisors, LLC ("BlackRock Advisors") is the Investment Adviser of Master Senior Floating Rate Trust (the "Trust"), in which BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc. (each, a "Fund") each invests its assets. BlackRock Advisors, a wholly owned subsidiary of BlackRock, was organized in 1994 to perform advisory services for investment companies. BlackRock Advisors and its affiliates had over $1.04 trillion in investment company and other portfolio assets under management as of June 30, 2006. As of September 29, 2006, BlackRock Advisors also provides administrative services to each Fund. BlackRock Advisors will be compensated at the same advisory fee rates and administrative fee rates as were in effect prior to September 29, 2006.

         Effective September 29, 2006, BlackRock Advisors has entered into a sub-advisory agreement with its affiliate, BlackRock Financial Management, Inc. ("BFM"), under which BlackRock Advisors pays BFM a fee equal to 59% of the advisory fee paid to BlackRock Advisors under the investment advisory agreement with the Trust. BFM, a registered investment adviser organized in 1994, is responsible for the day-to-day management of the Trust's portfolio. Effective March 31, 2006, Kevin J. Booth is primarily responsible for the day-to-day management of the Trust's portfolio. Mr. Booth is a Director and portfolio manager with BlackRock. Prior to joining BlackRock in 2006, Mr. Booth was a Director (Global Fixed Income) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2000 to 2004 and was a Vice President of MLIM from 1994 to 2000. He has been a portfolio manager with BlackRock or MLIM since 2004.

         Each Fund has entered into a distribution agreement with BlackRock Distributors, Inc., located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Effective on or about

September 29, 2006, PFPC, Inc. will serve as each Fund's transfer agent. PFPC, Inc. can be contacted at (800) 441-7762 and its principal address is P.O. Box 9819, Providence Rhode Island 02940-8019. BlackRock Advisors is located at
100 Bellevue Parkway, Wilmington, Delaware 19809. BFM is located at 40 East 52nd Street, New York, New York 10022.

         Effective October 2, 2006, each of the Funds discontinued its current mutual fund reinvestment option, as described in each Fund's prospectus.

Code # SRFI&II-PR-SUP-1006